UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Eledon Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

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Eledon Pharmaceuticals P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Scan QR for digital voting Eledon Pharmaceuticals, Inc. Annual Meeting of Stockholders Wednesday, July 10, 2024 11:30 AM, Pacific Time Eledon Pharmaceuticals, 19800 MacArthur Boulevard, Suite 250, Irvine, CA 92612 Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On July 10, 2024 For Stockholders of record as of May 15, 2024 To order paper materials, use one of the following methods. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ELDN To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before July 1, 2024. Internet: www.investorelections.com/ELDN Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Eledon Pharmaceuticals THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, AND 3 PROPOSAL 1. Election of a Class I Directors 1.01 Steven Perrin, Ph.D. 1.02 June Lee, M.D. Eledon Pharmaceuticals, Inc. Annual Meeting of Stockholders 2. 3. Approval of an amendment to the 2020 Incentive Plan to increase the aggregate number of shares available for issuance thereunder by 3,500,000 shares. Ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the year ending December 31, 2024. 4. Any other business properly brought before the meeting or any postponement or adjournment thereof.